CERTIFICATION
  PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND
        (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)



Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United Stated Code), each of the undersigned officers of American Technical Ceramics Corp., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the year ended June 30, 2002 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:     September  27,  2002            /S/  VICTOR  INSETTA
                                       -----------------------------
                                         Chief  Executive  Officer



Dated:     September  27,  2002           /S/  ANDREW  R.  PERZ
                                       -----------------------------
                                         Chief  Financial  Officer



The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.



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